Richard K. Davis Kathy Rogers U.S. Bancorp 1Q15 Earnings Conference Call U.S. Bancorp 1Q15 Earnings Conference Call April 15, 2015 Exhibit 99.2 Chairman, President and CEO Vice Chairman and CFO

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.
Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2014, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The calculations of these measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

1Q15 Earnings
Conference Call
1Q15 Highlights
Net income of $1.4 billion; $0.76 per diluted common share
Average loan growth of 5.1% vs. 1Q14 and 0.6% vs. 4Q14 (0.8% excluding the reclassification of certain municipal loans to securities)
Average deposit growth of 8.1% vs. 1Q14 (6.4% excluding Charter One acquisition) and 1.1% vs. 4Q14
Net charge-offs declined 18.2% vs. 1Q14 and 9.4% vs 4Q14
Nonperforming assets declined 15.2% vs. 1Q14 and 6.2% vs 4Q14
Capital generation continues to reinforce capital position
• Common equity tier 1 capital ratio of 9.2% estimated for the Basel III fully implemented standardized approach
Returned 70% of earnings to shareholders in 1Q15
• Repurchased 12 million shares of common stock during the quarter

1Q15 Earnings
Conference Call
Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
* Excluding $214 million gain on Visa Inc. Class B common stock sale and $200 million FHA DOJ settlement
** Excluding $124 million gain related to an equity interest in Nuveen and $88 million expense for charitable contributions and legal accruals
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net
14.6%
15.1%
14.5%
14.4%
14.1%
1.56%
1.60%
1.51%
1.50%
1.44%
1.0%
1.5%
2.0%
2.5%
3.0%
8%
11%
14%
17%
20%
1Q14 2Q14 3Q14 4Q14 1Q15
52.9%
53.1%
52.4%
54.3%
53.8%**
51.3%*
3.35%
3.27%
3.16%
3.14%
3.08%
1.6%
2.2%
2.8%
3.4%
4.0%
48%
52%
56%
60%
64%
1Q14 2Q14 3Q14 4Q14 1Q15
54.3%

1Q15 Earnings
Conference Call
* Gain on Visa Inc. Class B common stock sale
** Gain related to an equity interest in Nuveen
Taxable-equivalent basis
Revenue Growth
Year-Over-Year Change
(1.2%) 4.9% 2.0% 5.7% 1.9%
$ in millions
$4,906
$4,814
$4,990
$5,188
$214*
$124**
3,500
4,000
4,500
5,000
5,500
1Q14 2Q14 3Q14 4Q14 1Q15
$5,169

1Q15 Earnings
Conference Call
Loan and Deposit Growth
Year-Over-Year Growth
Average Balances
$ in billions
5.9%
$246.4
5.1%
$248.0
6.0%
$235.9
6.8%
$240.5
6.3%
$243.9
7.2%
$275.5
8.1%
$278.5
5.1%
$257.5
6.0%
$262.4
7.4%
$271.0
210.0
230.0
250.0
270.0
290.0
1Q14 2Q14 3Q14 4Q14 1Q15
Loans Deposits

1Q15 Earnings
Conference Call
Credit Quality
Net Charge-offs Nonperforming Assets
$ in millions
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$341
$349
$336
$308
$279
0.59%
0.58%
0.55%
0.50%
0.46%
0.00%
0.75%
1.50%
2.25%
3.00%
0
130
260
390
520
1Q14 2Q14 3Q14 4Q14 1Q15
$1,999
$1,943
$1,923
$1,808
$1,696
0.84%
0.80%
0.78%
0.73%
0.69%
0.00%
0.75%
1.50%
2.25%
3.00%
0
700
1,400
2,100
2,800
1Q14 2Q14 3Q14 4Q14 1Q15

1Q15 Earnings
Conference Call
Earnings Summary
$ and shares in millions, except per-share data
Taxable-equivalent basis
1Q15 4Q14 1Q14 vs 4Q14 vs 1Q14
Net Interest Income 2,752 $     2,799 $     2,706 $     (1.7)           1.7
Noninterest Income 2,154        2,370        2,108        (9.1)           2.2
Net Revenue 4,906        5,169        4,814        (5.1)           1.9
Noninterest Expense 2,665        2,804        2,544        5.0            (4.8)
Operating Income 2,241        2,365        2,270        (5.2)           (1.3)
Net Charge-offs 279           308           341           9.4            18.2
Excess Provision (15)            (20)            (35)            (25.0)         (57.1)
Income before Taxes 1,977        2,077        1,964        (4.8)           0.7
Applicable Income Taxes 533           576           552           7.5            3.4
Noncontrolling Interests (13)            (13)            (15)            -              13.3
Net Income 1,431        1,488        1,397        (3.8)           2.4
Preferred Dividends/Other 66             68             66             2.9            -
NI to Common 1,365 $     1,420 $     1,331 $     (3.9)           2.6
Diluted EPS 0.76 $       0.79 $       0.73 $       (3.8)           4.1
Average Diluted Shares 1,789        1,796        1,828        0.4            2.1
% B/(W)

Notable Items		
$ in millions		4Q14
Revenue Items		
Nuveen gain	$	124
Expense Items		
Charitable contributions	$	35
Accruals for legal matters	$	53

1Q15 Earnings
Conference Call
1Q15 Results - Key Drivers
vs. 1Q14
Net Revenue increase of 1.9%
• Net interest income increase of 1.7%; net interest margin of 3.08% vs. 3.35% in 1Q14
• Noninterest income increase of 2.2%
Noninterest expense increase of 4.8%
Provision for credit losses declined by $42 million
• Net charge-offs lower by $62 million, or 18.2%
• Provision lower than NCOs by $15 million vs. $35 million in 1Q14
vs. 4Q14
Net Revenue decrease of 5.1% (2.8% decrease excluding notable item in 4Q14)
• Net interest income decrease of 1.7%; net interest margin
of 3.08% vs. 3.14% in 4Q14
• Noninterest income decrease of 9.1% (4.1% decrease
excluding notable item in 4Q14)
Noninterest expense decrease of 5.0% (1.9% decrease
excluding notable items in 4Q14)
Provision for credit losses lower by $24 million
• Net charge-offs decreased by $29 million, or 9.4%
• Provision lower than NCOs by $15 million vs. $20 million in 4Q14

10
1Q15 Earnings
Conference Call
Capital Position
$ in billions
RWA = risk-weighted assets
1Q15 4Q14 3Q14 2Q14 1Q14
Total U.S. Bancorp shareholders' equity 44.3 $     43.5 $     43.1 $     42.7 $     42.1 $
Standardized Approach
Basel III transitional standardized approach
Common equity tier 1 capital 31.3 30.9 30.2        29.8        29.5
Tier 1 capital 36.4 36.0 35.4        34.9        34.6
Total risk-based capital 43.6 43.2 42.5        41.0        40.7
Common equity tier 1 capital ratio 9.6% 9.7% 9.7% 9.6% 9.7%
Tier 1 capital ratio 11.1% 11.3% 11.3% 11.3% 11.4%
Total risk-based capital ratio 13.3% 13.6% 13.6% 13.2% 13.5%
Leverage ratio 9.3% 9.3% 9.4% 9.6% 9.7%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented standardized approach 9.2% 9.0% 9.0% 8.9% 9.0%
Advanced Approaches
Common equity tier 1 capital to RWA for the Basel III
transitional advanced approaches 12.3% 12.4% 12.4% 12.3%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented advanced approaches 11.8% 11.8% 11.8% 11.7%
Tangible common equity ratio 7.6% 7.5% 7.6% 7.5% 7.8%
Tangible common equity as a % of RWA 9.3% 9.3% 9.3% 9.2% 9.3%

1Q15 Earnings
Conference Call
Capital Actions
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 - 40% Targets: 30 - 40% 30 - 40%
30%
1Q15
Actual:
38% 32%
Earnings Distribution
Share repurchase authorization and expected dividend increase announced
March 11
• Expect to increase annual dividend from $0.98 to $1.02, a 4.1% increase, effective 2Q15
• Five-quarter authorization to repurchase up to $3.022 billion of outstanding common stock effective April 1, 2015
Returned 70% of earnings to shareholders during 1Q15
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12 1Q15 Earnings Conference Call

1Q15 Earnings Conference Call Appendix 13

1Q15 Earnings
Conference Call
Average Loans Key Points
$ in billions
vs. 1Q14
Average total loans grew by $12.1 billion, or
5.1% (4.8% excluding Charter One acquisition)
Average total commercial loans increased
$10.7 billion, or 15.1%; average commercial
real estate loans increased $2.6 billion, or 6.5%
vs. 4Q14
Average total loans grew by $1.6 billion, or
0.6% (0.8% increase excluding reclassification
of certain municipal loans to securities at the
end of 4Q14)
Average total commercial loans increased $1.9
billion, or 2.4%; average commercial real estate
loans increased $1.7 billion, or 4.2%
Year-Over-Year Growth
6.0% 6.8% 6.3% 5.9% 5.1%
Covered Commercial CRE Res Mtg Retail Credit Card
Average Loans
8.5%
12.4% 13.6%
15.5%
15.1%
7.6%
6.9%
6.1%
4.2%
6.5%
14.4%
10.5%
5.8%
2.2%
(0.3%)
5.3%
5.9%
4.9%
3.6%
2.4%
0
70
140
280
1Q14 2Q14 3Q14 4Q14 1Q15
0.9%
2.3%
3.6%
3.6%
3.5%
210
14
$235.9
$240.5
$243.9
$246.4
$248.0

1Q15 Earnings
Conference Call
Average Deposits
Average Deposits Key Points
$ in billions
vs. 1Q14
Average total deposits increased by $21.0
billion, or 8.1% (6.4% excluding Charter One
acquisition)
Average low-cost deposits (NIB, interest
checking, money market and savings)
increased by $24.5 billion, or 11.4%
vs. 4Q14
Average total deposits increased by $3.0
billion, or 1.1%
Average low-cost deposits increased by $4.1
billion, or 1.7%
Year-Over-Year Growth
5.1% 6.0% 7.4% 7.2% 8.1%
Time Money Market Checking and Savings Noninterest-bearing
$257.5
$262.4
$271.0 $275.5
$278.5
(6.1%) (5.9%) (13.1%)
(4.9%) (8.2%)
11.6% 10.8%
18.3% 19.7%
24.7%
5.9%
8.3%
10.9%
8.3%
7.3%
6.7%
7.4%
8.6%
3.3%
5.2.%
0
80
160
240
320
1Q14 2Q14 3Q14 4Q14 1Q15

1Q15 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 1Q14
Average earning assets grew by $34.6 billion,
or 10.6%
Net interest margin lower by 27 bps (3.08% vs. 3.35%)
driven by:
• growth in the investment portfolio at lower average rates, as well as lower reinvestment rates on investment securities,
lower loan fees due to the CAA product wind down, lower
rates on new loans and a change in loan portfolio mix
• Partially offset by lower funding costs
vs. 4Q14
Average earning assets grew by $5.9 billion,
or 1.7%
Net interest margin lower by 6 bps (3.08% vs. 3.14%)
driven by:
• Growth in lower rate investment securities and lower
reinvestment rates, lower interest recoveries, lower rates on new loans and a change in loan portfolio mix, along with the impact of higher cash balances at the Federal Reserve as a
result of continued deposit growth
Year-Over-Year Change
(0.1%) 2.7% 1.3% 2.4% 1.7%
$2,706
$2,744 $2,748
$2,799
$2,752
3.35%
3.27%
3.16%
3.14%
3.08%
0.0%
2.0%
4.0%
6.0%
8.0%
0
1,000
2,000
3,000
4,000
1Q14 2Q14 3Q14 4Q14 1Q15
Net Interest Income Net Interest Margin

1Q15 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit  service charges, treasury management fees and ATM processing services
vs. 1Q14
Noninterest income increased by $46 million, or
2.2%, driven by:
• Higher trust and investment management fees (5.9% increase)
due to account growth and improved market conditions
• Higher other income due primarily to equity investment gains
• Mortgage revenue increase of $4 million
• Partially offset by lower commercial products revenue (2.4%
decrease) due to lower wholesale transaction activity and lower commercial leasing revenue, partially offset by increased bond underwriting fees
vs. 4Q14
Noninterest income decreased by $216 million, or
9.1%, driven by:
• Lower credit and debit card revenue (11.4% decrease) primarily due to seasonally lower sales volume and fewer days
• Lower merchant processing revenue (6.5% decrease) due to
seasonally lower product fees and fewer days
• Lower deposit service charges (10.6% decrease) due to fewer days and seasonally lower volumes
• Lower commercial products revenue (8.7% decrease) due to
lower wholesale transaction activity partially offset by increased bond underwriting fees
• Lower other income due primarily to 4Q Nuveen gain
• Partially offset by mortgage revenue increase of $5 million
Year-Over-Year Change
(2.6%) 7.4% 3.0% 9.9% 2.2%
$2,108
$2,444
$2,242
$2,370
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
1Q14 2Q14 3Q14 4Q14 1Q15
Nuveen Gain - $         - $         - $         124 $     - $
Visa Gain -            214        -            -            -
Total - $         214 $     - $         124 $     - $
Notable Noninterest Income Items
0
700
1,400
2,100
2,800
1Q14 2Q14 3Q14 4Q14 1Q15
$2,154
3.2%
1.7%
2.2%
5.9%
0.3%

1Q15 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 1Q14
Noninterest expense was higher by $121 million,
or 4.8%, driven by:
• Higher compensation expense (5.7% increase) reflecting the impact of merit increases, acquisitions, and higher staffing for risk and compliance activities, and higher employee benefits expense (9.7% increase) due to higher pension costs
• Higher other expense (12.4% increase) primarily due to higher mortgage servicing-related expenses
vs. 4Q14
Noninterest expense was lower by $139 million, or
5.0%, driven by:
• Lower marketing and business development expense (45.7%
decrease) due to the fourth quarter 2014 charitable
contributions and lower advertising costs
• Lower professional services expense (41.7% decrease) due to seasonally lower costs
• Lower other expense due to seasonally lower costs related to investments in tax-advantaged projects and the impact of the fourth quarter 2014 legal accruals, partially offset by increased mortgage servicing-related expenses
• Partially offset by higher employee benefit expense (29.4%
increase) due to increased pension costs and seasonally
higher payroll taxes and higher compensation expense (2.4%
increase) reflecting the seasonal impact of stock based
compensation grants and commissions related to mortgage
production
Year-Over-Year Change
3.0% 7.7% 1.9% 4.5% 4.8%
$2,544
$2,753
$2,614
$2,804
$2,665
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
1Q14 2Q14 3Q14 4Q14 1Q15
Charitable contributions - $         - $         - $         35 $       - $
Accruals for legal matters -            -            -            53         -
FHA DOJ settlement -            200        - -            -
Total - $         200 $     - $         88 $       - $
Notable Noninterest Expense Items
9.6%
1.4%
(0.8%)
6.6%
0
800
1,600
2,400
3,200
1Q14 2Q14 3Q14 4Q14 1Q15
(5.8%)

2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

1Q15 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Key Points
Continued new client growth led to 2.5% linked quarter loan growth and 16.1% year-over-year growth; utilization rates improved modestly
Net charge-offs declined on a linked quarter basis and the NCO ratio was flat year-over-year
Nonperforming loans and delinquencies continued at historically low levels
1Q14 4Q14 1Q15
Average Loans $65,645 $74,333 $76,183
30-89 Delinquencies 0.25% 0.27% 0.19%
90+ Delinquencies 0.07% 0.05% 0.06%
Nonperforming Loans 0.25% 0.13% 0.10%
$ in millions
$65,645
$69,920
$72,190
$74,333
$76,183
0.21%
0.30%
0.29%
0.26%
0.21
0.0%
0.5%
1.0%
1.5%
2.0%
0
25,000
50,000
75,000
100,000
1Q14 2Q14 3Q14 4Q14 1Q15
Average Loans Net Charge -offs Ratio
20%
24%
28%
32%
36%
Revolving Line Utilization Trend

1Q15 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Key Points
Commercial lease balances increased slightly on a linked quarter basis
Net charge-offs increased as recoveries returned to normal levels
Nonperforming loans and delinquencies continued at modest levels
1Q14 4Q14 1Q15
Average Loans $5,189 $5,292 $5,325
30-89 Delinquencies 0.74% 0.78% 0.84%
90+ Delinquencies 0.00% 0.00% 0.00%
Nonperforming Loans 0.27% 0.24% 0.24%
$ in millions
Small Ticket
$3,095
Equipment
Finance
$2,230
Commercial Leases
$5,189
$5,100
$5,155
$5,292
$5,325
0.16%
0.24%
0.46%
-0.15%
0.23%
-0.7%
0.0%
0.7%
1.4%
2.1%
0
3,000
6,000
9,000
1Q14 2Q14 3Q14 4Q14 1Q15
Average Loans Net Charge -offs Ratio

1Q15 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Key Points
Credit quality is stable at low levels; non-performing loans improved quarter-over-quarter
Net recovery ratio of 0.17%, continuing a trend of recoveries in the portfolio
1Q14 4Q14 1Q15
Average Loans $40,050 $40,966 $42,671
30-89 Delinquencies 0.14% 0.26% 0.24%
90+ Delinquencies 0.06% 0.05% 0.07%
Nonperforming Loans 0.67% 0.61% 0.51%
Performing TDRs* $359 $365 $259
$ in millions
Investor
$21,551
Owner
Occupied
$11,568 Multi-family
$2,931
Retail
$745
Residential
Construction
$2,061
A&D
Construction
$714
Office
$1,024
Other
$2,077
* TDR = troubled debt restructuring
$40,050
$40,497
$40,839 $40,966
$42,671
-0.03%
-0.04%
0.04%
-0.10%
-0.17%
-0.5%
0.0%
0.5%
1.0%
1.5%
0
20,000
40,000
60,000
1Q14 2Q14 3Q14 4Q14 1Q15
Average Loans Net Charge -offs Ratio
CRE Mortgage
CRE Construction

1Q15 Earnings
Conference Call
Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Key Points
Originations are of high credit quality (weighted average FICO 755, weighted average LTV 69%)
82% of the balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
1Q14 4Q14 1Q15
Average Loans $51,584 $51,872 $51,426
30-89 Delinquencies 0.59% 0.43% 0.38%
90+ Delinquencies 0.64% 0.40% 0.33%
Nonperforming Loans 1.50% 1.67% 1.61%
$ in millions
*Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($2,157 million in 1Q15)
$51,584 $51,815
$51,994 $51,872
$51,426
0.45%
0.44%
0.32%
0.30%
0.0%
0.5%
1.0%
1.5%
2.0%
0
15,000
30,000
45,000
60,000
1Q14 2Q14 3Q14 4Q14 1Q15
Average Loans Net Charge -offs Ratio
$1,962
$1,922
$1,899
$1,866 $1,851
0
1,000
2,000
3,000
4,000
1Q14 2Q14 3Q14 4Q14 1Q15
Residential Mortgage Performing TDRs*

0.28%

1Q15 Earnings
Conference Call
1Q14 4Q14 1Q15
Average Loans $17,407 $17,990 $17,823
30-89 Delinquencies 1.19% 1.24% 1.16%
90+ Delinquencies 1.21% 1.13% 1.19%
Nonperforming Loans 0.38% 0.16% 0.13%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Key Points
Average loans seasonally declined 0.9% on a linked quarter basis; up 2.4% year-over-year
Delinquencies and losses remain near historically low levels with some seasonal impacts
Nonperforming loans continued to decline
$ in millions
0
5,000
10,000
15,000
20,000
1Q14 2Q14 3Q14 4Q14 1Q15
0.0%
2.0%
4.0%
6.0%
8.0%
$17,407
$17,384
$17,753
$17,990
$17,823
3.96%
3.92%
3.53% 3.53%
3.71%
Average Loans Net Charge -offs Ratio
Credit Card Nonperforming Loans
0.0%
0.5%
1.0%
1.5%
2.0%
0
20
40
60
80
1Q14 2Q14 3Q14 4Q14 1Q15
$65
$52
$40
$30
$22
0.38%
0.29%
0.22%
0.16%
0.13%

1Q15 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Key Points
High-quality originations (weighted average FICO on commitments was 766, weighted average
CLTV 71%) originated primarily through the retail branch network to existing bank customers on their primary residences
Net charge-offs ratio declined on a linked quarter and year-over-year basis
1Q14 4Q14 1Q15
Average Loans $15,366 $15,853 $15,897
30-89 Delinquencies 0.57% 0.54% 0.41%
90+ Delinquencies 0.33% 0.26% 0.25%
Nonperforming Loans 1.09% 1.07% 1.07%
Subprime: 1%
Wtd Avg LTV*: 90%
NCO: 3.51%
$ in millions
Prime: 96%
Wtd Avg LTV*: 72%
NCO: 0.29%
*LTV at origination
Other: 3%
Wtd Avg LTV*: 72%
NCO: 0.81%
$15,366 $15,327
$15,704
$15,853
$15,897
0.82%
0.60%
0.61%
0.43%
0.36%
0.0%
1.0%
2.0%
3.0%
4.0%
0
5,000
10,000
15,000
20,000
1Q14 2Q14 3Q14 4Q14 1Q15
Average Loans Net Charge -offs Ratio
Home Equity

1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

1Q15 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Key Points
Continued high-quality originations (weighted average FICO 789) support the portfolio’s stable credit profile
Delinquencies remained relatively stable at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
1Q14 4Q14 1Q15
Average Loans $5,979 $5,939 $5,819
30-89 Delinquencies 0.16% 0.18% 0.12%
90+ Delinquencies 0.02% 0.02% 0.00%
Nonperforming Loans 0.02% 0.02% 0.02%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average of monthly ending values
$5,979
$6,014
$5,991
$5,939
$5,819
0.00%
0.07%
0.00%
0.07% 0.07%
0.0%
0.2%
0.4%
0.6%
0.8%
0
2,000
4,000
6,000
8,000
1Q14 2Q14 3Q14 4Q14 1Q15
Average Loans Net Charge -offs Ratio
100
110
120
130
140
Manheim Used Vehicle Index*

1Q15 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Key Points
Growth in auto and installment loans continued to offset declines in student lending loan balances
Student lending balances were moved to held for sale at the end of the quarter
Net charge-offs and delinquencies improved on a linked quarter basis reflecting seasonality and remained low year-over-year
1Q14 4Q14 1Q15
Average Loans $26,312 $27,317 $27,604
30-89 Delinquencies 0.40% 0.51% 0.44%
90+ Delinquencies 0.13% 0.12% 0.11%
Nonperforming Loans 0.08% 0.06% 0.06%
Installment
$6,274
Auto Loans
$15,013
Revolving
Credit
$3,272
Student
Lending
$3,045
$ in millions
$26,312
$26,587
$27,003
$27,317
$27,604
0.69%
0.68%
0.72%
0.76%
0.60%
0.0%
0.5%
1.0%
1.5%
2.0%
0
10,000
20,000
30,000
40,000
1Q14 2Q14 3Q14 4Q14 1Q15
Average Loans Net Charge -offs Ratio
Other Retail

1Q15 Earnings
Conference Call
Credit Quality - Auto Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Key Points
Continued growth (8.7% year-over-year) in auto loans driven by high-quality originations in the indirect channel (weighted average FICO 765)
Net charge-offs seasonally improved on a linked quarter basis, and as expected, increased year-over-year as growth initiatives continued to mature
1Q14 4Q14 1Q15
Average Loans $13,815 $14,644 $15,013
30-89 Delinquencies 0.26% 0.45% 0.30%
90+ Delinquencies 0.03% 0.03% 0.01%
Nonperforming Loans 0.02% 0.03% 0.03%
$ in millions
Auto Loans are included in Other Retail category
Direct: 6%
Wtd Avg FICO: 748
NCO: 0.05%
Indirect: 94%
Wtd Avg FICO: 763
NCO: 0.20%
$13,815
$14,108
$14,404
$14,644
$15,013
0.09%
0.11%
0.25%
0.33%
0.19%
0.0%
0.5%
1.0%
1.5%
2.0%
0
4,000
8,000
12,000
16,000
1Q14 2Q14 3Q14 4Q14 1Q15
Average Loans Net Charge -offs Ratio
Indirect and Direct Channel

1Q15 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 1Q15 4Q14 3Q14 2Q14 1Q14
Beginning Reserve $46 $62 $69 $75 $83
Net Realized Losses (2) (15) (1) (2) (10)
Change in Reserve 2 (1) (6) (4) 2
Ending Reserve $46 $46 $62 $69 $75
Mortgages
repurchased
and make-whole
payments $12 $14 $19 $30 $36
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
of $22 million

1Q15 Earnings
Conference Call
Non-GAAP Financial Measures
March 31, December 31, September 30, June 30, March 31,
(Dollars in Millions, Unaudited)  2015 2014 2014 2014 2014
Total equity  $44,965 $44,168 $43,829 $43,386 $42,743
Preferred stock  (4,756) (4,756) (4,756) (4,756) (4,756)
Noncontrolling interests  (688) (689) (688) (686) (689)
Goodwill (net of deferred tax liability) (1) (8,360) (8,403) (8,503) (8,548) (8,352)
Intangible assets, other than mortgage servicing rights  (783) (824) (877) (925) (804)
Tangible common equity (a)  30,378 29,496 29,005 28,471 28,142
Tangible common equity (as calculated above) 30,378 29,496 29,005 28,471 28,142
Adjustments (2) 158 172 187 224 239
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b) 30,536 29,668 29,192 28,695 28,381
Total assets  410,233 402,529 391,284 389,065 371,289
Goodwill (net of deferred tax liability) (1) (8,360) (8,403) (8,503) (8,548) (8,352)
Intangible assets, other than mortgage servicing rights  (783) (824) (877) (925) (804)
Tangible assets (c)  401,090 393,302 381,904 379,592 362,133
Risk-weighted assets, determined in accordance with prescribed regulatory requirements (d) 327,709 * 317,398 311,914 309,929 302,841
Adjustments (3) 3,153 * 11,110 12,837 12,753 13,238
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (e) 330,862 * 328,508 324,751 322,682 316,079
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements 254,892 * 248,596 243,909 241,929
Adjustments (4) 3,321 * 3,270 3,443 3,383
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (f) 258,213 * 251,866 247,352 245,312
Ratios *
Tangible common equity to tangible assets (a)/(c)  7.6% 7.5% 7.6% 7.5% 7.8%
Tangible common equity to risk-weighted assets (a)/(d)  9.3                     9.3                     9.3                     9.2                     9.3
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(e) 9.2 9.0 9.0 8.9 9.0
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(f) 11.8 11.8 11.8 11.7
* Preliminary data.  Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(4) Primarily reflects higher risk-weighting for mortgage servicing rights.

April 15, 2015 U.S. Bancorp 1Q15 Earnings Conference Call U.S. Bancorp 1Q15 Earnings Conference Call